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                                                                   Exhibit 10.17



                     INDEMNITY AND CONTRIBUTION AGREEMENT

This INDEMNITY AND CONTRIBUTION AGREEMENT (this "Agreement"), dated as of
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November 14, 2000, among SHELL EPOXY RESINS LLC, a Delaware limited liability company to be renamed RESOLUTION PERFORMANCE PRODUCTS LLC ("RPP LLC"), and the
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INDEMNIFIED PARTIES (as defined below).

               WHEREAS, Seller, Seller Epoxy Resins Inc. and certain other parties named therein have entered into a Master Sale Agreement dated as of July 10, 2000 (as amended, the "MASTER SALE AGREEMENT");
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               WHEREAS, in connection with the transactions contemplated by the
Master Sale Agreement, RPP LLC is offering to sell senior subordinated notes to certain qualified institutional buyers; and

               WHEREAS, in connection with the offer and sale of senior subordinated notes, RPP LLC has distributed a preliminary offering memorandum to certain qualified institutional buyers and intends to distribute a final offering memorandum upon the sale of the senior subordinated notes (each, an "Offering Memorandum").
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               NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

     SECTION 1. DEFINITIONS.
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               Capitalized terms used but not defined herein have the meanings ascribed to them in Schedule A to the Master Sale Agreement, which is incorporated herein by reference. As used herein, the following terms shall have the following respective meanings:

               "COMMISSION" means the Securities and Exchange Commission or any
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other federal agency at the time administering the Securities Act.

               "INDEMNIFIED PARTIES" means the Seller Indemnified Parties and
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the Buyer Indemnified Parties; provided that RPP LLC shall not be an Indemnified
Party hereunder.

               "MASTER SALE AGREEMENT" shall have the meaning ascribed to it in
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the recitals to this Agreement.

               "OFFERING MEMORANDUM" shall have the meaning ascribed to it in
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the recitals to this Agreement.

               "RPP LLC" shall have the meaning ascribed to it in the recitals
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to this Agreement.

     SECTION 2. INDEMNIFICATION.
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          (a) Subject to subsection (b) below, from and after the date hereof,
RPP LLC shall indemnify, defend and hold harmless each of the Indemnified Parties from and against all
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Damages asserted against, resulting to, or imposed upon or incurred by reason of, or resulting from, any untrue or alleged untrue statement of a material fact contained in the Offering Memorandum or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may be caused by or contained in any information furnished in writing to RPP LLC by any of the Indemnified Parties for use therein; provided, however, that RPP LLC shall not
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be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary or final Offering Memorandum if the preliminary or final Offering Memorandum or a supplement or amendment thereto completely corrected in a timely manner such untrue statement or omission; and provided, further, that RPP LLC shall not be liable in any such case to the
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extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the preliminary or final Offering Memorandum, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in a timely manner in an amendment or supplement to the preliminary or final Offering Memorandum.

     (b) Notwithstanding anything to the contrary contained herein, RPP LLC shall expressly not be obligated to indemnify, defend and hold harmless any of the Indemnified Parties from and against any Damages if the untrue or alleged untrue statement or omission or alleged omission arose from or relates to any matter that such Indemnified Party is required to provide indemnification under any of the Transaction Documents, Non-US Transaction Documents, Transfer Contracts, Continuing Affiliate Contracts or Non-US Continuing Affiliate Contracts.

     (c) Conduct of Indemnification Proceedings. Any Indemnified Party entitled
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to indemnification hereunder will (i) give prompt (but in any event within thirty (30) days after such Indemnified Party has actual knowledge of the facts constituting the basis for indemnification) written notice to RPP LLC of any claim with respect to which it seeks indemnification and (ii) permit RPP LLC to assume the defense of such claim with counsel reasonably satisfactory to such Indemnified Party; provided, however, that any delay or failure to so notify RPP
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LLC shall not relieve RPP LLC of any and all of its obligations hereunder except to the extent RPP LLC is materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Agreement; provided, further, however, that any Indemnified
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Party entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) RPP LLC has agreed in writing to pay such fees or expenses, (b) RPP LLC shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Indemnified Party entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Indemnified Party or (c) in the reasonable judgment of any such Indemnified Party, based upon advice of counsel, a conflict of interest exists between such Indemnified Party and RPP LLC with respect to such claims (in which case, if the Indemnified Party notifies RPP LLC in writing that such Indemnified Party elects to employ separate counsel at the expense of RPP LLC, RPP LLC shall not have the right to assume the defense of such claim on behalf of such Indemnified Party). If such defense is not assumed by RPP LLC, RPP LLC will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An Indemnified Party shall not be

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required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such Indemnified Party other than financial obligations for which such Indemnified Party will be indemnified hereunder. Neither RPP LLC nor an Indemnified Party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Whenever the Indemnified Party or RPP LLC receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If RPP LLC refuses to accept such offer within twenty (20) business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of RPP LLC's indemnity contained herein, the Indemnified Party shall be indemnified pursuant to the terms hereof. If RPP LLC notifies the Indemnified Party in writing that RPP LLC desires to accept such offer, but the Indemnified Party refuses to accept such offer within twenty
(20) business days after receipt of such notice, the Indemnified Party may continue to contest such claim and, in such event, the total maximum liability of RPP LLC to indemnify or otherwise reimburse the Indemnified Party hereunder with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) to the date of notice that RPP LLC desires to accept such offer, provided that this sentence shall not apply to any
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settlement of any claim involving the imposition of equitable remedies, to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such Indemnified Party will be indemnified hereunder, or to any settlement which does not include as an unconditional term thereof the giving by the claimant or Plaintiff to such Indemnfiied Party of a release from all liability in respect of such claim or litigation. RPP LLC, if it is not entitled to, or elects not to, assume the defense of a claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by RPP LLC with respect to such claim in any one jurisdiction, unless in the written opinion of counsel to the Indemnified Party, reasonably satisfactory to RPP LLC, use of one counsel would be expected to give rise to a conflict of interest between such Indemnified Party and any other of such Indemnified Parties with respect to such claim, in which event RPP LLC shall be obligated to pay the fees and expenses of one additional counsel for each Indemnified Party having a conflict of interest.

     (d) Contribution. If for any reason the indemnification provided for in
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this Section is unavailable to any Indemnified Party or insufficient to hold any
Indemnified Party harmless as contemplated by this Section, then RPP LLC shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damage in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party and RPP LLC, but also the relative fault of such Indemnified Party and RPP LLC, as well as any other relevant equitable considerations. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution.

     (e) Exclusive Remedy. Each of RPP LLC and the Indemnified Parties agree
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that the sole and exclusive remedy of each of RPP LLC and the Indemnified
Parties, with respect to any and all Damages asserted against, resulting to, or imposed upon or incurred by reason of, or resulting from, any untrue or alleged untrue statement of a material fact contained in the preliminary or final Offering Memorandum or any omission or alleged omission to state therein a

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material fact required to be stated therein or necessary to make the statements therein not misleading, shall be limited to the indemnification provisions set forth in this Agreement.

     SECTION 3. MISCELLANEOUS PROVISIONS.
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          (a) Execution in Counterparts. This Agreement may be executed in two
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or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          (b) Waivers. At any time prior to the Closing, the parties to this
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Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

          (c) Amendment. This Agreement may be modified, supplemented or amended
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only by a written instrument executed by all parties hereto.

          (d) Entire Agreement. This Agreement constitutes the entire agreement
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of the parties hereto with respect to its subject matter, and supersedes all prior agreements and understandings of the parties hereto, oral and written, with respect to its subject matter.

          (e) Headings. The headings contained in this Agreement are for the
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sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

          (f) Successors/Assigns. Except as set forth in this Agreement, no
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party hereto may transfer or assign, directly or indirectly, by operation of law or otherwise, any of its rights or obligations hereunder without the prior written consent of the other party hereto, and any purported transfer or assignment that does not comply with this subsection shall be null and void ab initio.

          (g) No Third-Party Beneficiaries. This Agreement shall not confer any
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rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns and other Persons expressly named herein (it being understood that each of the Indemnified Parties is an intended third party beneficiary hereunder and shall be entitled to enforce this Agreement as if a party hereto).

          (h) Interpretation. In construing this Agreement, no consideration
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shall be given to the fact or presumption that either party hereto had a greater or lesser hand in drafting this Agreement.

*  *  *  *  *

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               IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the date first above written.


                                    RESOLUTION PERFORMANCE PRODUCTS LLC


                                    By:/s/ David T. Preston
                                       ---------------------------------------
                                       Name:  David T. Preston
                                       Title: President


                                    SHELL EPOXY RESINS INC.


                                    By:/s/ D.G. Naugle
                                       ---------------------------------------
                                       Name:  D.G. Naugle
                                       Title: Attorney-In-Fact


                                    SHELL OIL COMPANY

                                    By:/s/ D.G. Naugle
                                       ---------------------------------------
                                       Name:  D.G. Naugle
                                       Title: Attorney-In-Fact


                                    RPP HOLDINGS LLC

                                    By:/s/ Scott Kleinman
                                       ---------------------------------------
                                       Name:  Scott Kleinman
                                       Title: Vice President


                                    RESIN ACQUISITION, LLC

                                    By:/s/ Scott Kleinman
                                       ---------------------------------------
                                       Name:  Scott Kleinman
                                       Title: Vice President